Exhibit 10.24

Loan Agreement between the Registrant and Bennett Funding
International, Ltd., and Promissory Note, dated July 27, 1995.




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                                PROMISSORY NOTE


AMOUNT: $ 2,865,000.00                                       DATE: July 27, 1995


     FOR VALUE RECEIVED, Debbie Reynolds Hotel & Casino, Inc., a Nevada Corporation ("Maker"), promises to pay to Bennett Funding International, Ltd. d/b/a Resort Funding, a Delaware Corporation ("lender"), or order, at Two Clinton Square, Syracuse, New York 13202, or at such other place as the holder of this Promissory Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of up to Two Million Eight Hundred Sixty Five Thousand Dollars ($2,865,000.00) or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding until paid, as more fully provided for below ("Note").

     The amounts loaned pursuant to this Note shall be made available by Lender for disbursement to Maker on a revolving basis, the maximum amount available hereunder, at any one time, shall be Two Million Eight Hundred Sixty Five Thousand Dollars ($2,865,000.00).

     Debbie Reynolds Resort, Inc. and Resort Funding, Inc., executed and entered into a Contract of Sale of Membership Agreements and Installment Purchase Agreements with Recourse dated March 7, 1994 ("Agreement"). Maker agreed to execute and deliver this Note with respect to the method and manner in which the
Note is to be repaid from and after the date hereof based on the terms of the Agreement.

     All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement, the applicable provisions of which are incorporated herein by reference.

1.   Interest

     Interest only shall be due and payable monthly in arrears, shall accrue daily on the basis of a 360-day year and actual days elapsed shall accrue and be payable for a period of twelve (12) months from the date hereof at a rate per annum equal to fourteen percent (14.0%). Thereafter repayment of this Note shall be made, at Holder's option, in thirty-six (36) equal monthly installments of principal and interest or through the timeshare release payment mechanism. In no event shall any interest rate to be charged exceed the maximum contract rate permitted under the applicable Usury Law.


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     If all or any portion of any Interest  Installment (as hereinafter defined)
is not actually received by Holder from Maker within ten (10) days following the Installment Date that such Interest Installment is due, Maker shall pay on demand to Holder a late charge of two percent (2%) of the amount of such overdue payment.

2.   Maturity

     The initial term of the Loan shall be twelve (12) months from the date of execution of this Note or upon demand of the Holder, but no sooner than ninety
(90) days from the date of the execution of this Note, whichever occurs first ("Term"). Such term may be extended at the sole option of the Holder.

3.   Security

     This Note is to be secured by a Mortgage and Security Agreement on the property described in Exhibit "A" attached hereto.

4.   Prepayment

     Prepayment of this Note shall be permitted to be made without premium or penalty pursuant to the payment of release fees as described in Section 10 below.

5.   Miscellaneous

     Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives: diligence, presentment for payment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note. Every such person or entity further consents that Holder may renew or extend the time of payment of any part or the whole of indebtedness at any time and from time to time at the request of any other person or entity liable therefor. Any such renewals or extensions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced hereby.

     This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

     Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

     This Note and all its provisions, conditions, promises and covenants shall be binding in accordance with the terms hereof upon Maker, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms hereof. If more that one person or other entity


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has executed this Note as Maker,  the  obligations  of such persons and entities shall be joint and several.

6.   Default and Remedies

     The entire unpaid principal amount of this Note, together with all accrued interest thereon, shall, at the option of Holder exercised by written notice to the Maker at its principal executive offices, be due and payable if any one or more of the following events (herein called "Event of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice;

     (a) if default shall be made in the due and punctual payment of interest or principal of this Note when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, and such default shall have continued for a period of thirty (30) days after written notice thereof to Maker;

     (b) if default shall be made in the performance or observance of any of the other covenants, agreements or conditions of Maker contained in this Note, and such default shall have continued for a period of thirty (30) days after written notice thereof to maker;

     (c) if Maker shall:

          (i) admit in writing its inability to pay its debts generally as they become due;

          (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act;

          (iii) make any assignment for the benefit of creditors;

          (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property;

          (v) on a petition in bankruptcy filed against it, be adjudicated a bankrupt; or



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          (vi) file a petition or answer seeking  reorganization  or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof; or

     (d) if default shall be made in the performance or observance of any of the conditions of other agreements as set forth above, and such default shall have continued for a period of thirty (30) days after written notice thereof to Maker;

     In case any one or more of the Event of Default shall have occurred and be continuing, Holder may proceed to protect and enforce its rights either by suit in equity and/or by action of law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or Holder may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of Holder.

     No remedy herein conferred upon Holder is intended to limit or restrict any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     No course of dealing between Maker and Holder or any delay on the part of Holder in exercising any rights hereunder shall operate as a waiver of any rights or any Holder hereof.

     Should any proceedings be instituted by Holder to recover any monies due hereunder, Maker agrees to pay all reasonable attorney's fees and costs.

7.   Severability

     In the event that one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

8.   Governing Law

     This Note shall be deemed to have been made and executed at Syracuse, New York regardless of the order in which the signatures of the parties shall be affixed hereto, and this Note shall be interpreted, construed, and enforced in accordance


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with the laws and public policies of the State of New York without regard to the principles of conflicts of law.

     In any action to enforce this Note, personal jurisdiction and venue shall be at Holder's option in the Supreme Court of the State of New York, County of Onondaga, or in the United States District Court for the Northern District of New York.

9.  Modification

     This  Note   shall  not  be   modified,   amended,   changed,   terminated,
supplemented, or waived except in writing signed by Maker and Holder.

10.  Release Fees

     Maker shall pay release fees to Holder which are generated from the sales of timeshare Periods at the Debbie Reynolds Hotel and Casino in the amount as provided in the Agreement. The release fees shall be applied by Holder to the principal balance due hereunder. On a monthly basis, payment due on Interest Installments shall be re-calculated based on the principal reduction.

     IN WITNESS WHEREOF, the undersigned sets its hand the date above first written.

                                   Debbie Reynolds Hotel & Casino, Inc.

                                   By:  /s/ Todd Fisher
                                        --------------------
                                   Its:  CEO


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